Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

Note 23 - Subsequent Events

On January 27, 2015, the Partnership declared a distribution for the fourth quarter of 2014 of $ 0.2625 per unit. The cash distribution was paid on February 13, 2015.

On February 24, 2015, we increased the percentage available for borrowings in US dollars from 55% to 60% under the VTTI Operating Revolving Credit Facility.

On March 27, 2015, we increased the amount available under the existing terms of VTTI Operating Revolving Credit Facility by €80 million and therefore the total amount available to be borrowed under the facility is €580 million.

During Q1 2015, we terminated certain existing forward foreign currency exchange agreements and entered into new forward foreign forward currency agreements with a total notional amount of €198.1 million at receiving rates in the range of 1.33740 and 1.3540 through June 2019.

On April 30, 2015, the Partnership declared a distribution for the first quarter of 2015 of $0.2719 per unit. The cash distribution will be paid on May 15, 2015 to unitholders of record as of the close of business on May 11, 2015.